Evergreen Asset Allocation Fund

Class A EAAFX, Class B EABFX*, Class C EACFX, Class I EAIFX

*Class B shares of Evergreen funds are available for purchase only under certain circumstances. Please see the section entitled "Share Class Information" in the Fund's prospectus for more information.

Summary Prospectus

May 1, 2010

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.evergreeninvestments.com/prospectus. You can also get this information at no cost by calling 1.800.343.2898 or by sending an e-mail request to info@evergreeninvestments.com. The Fund's prospectus, dated May 1, 2010, as supplemented May 1, 2010, and statement of additional information, dated May 1, 2010, and the independent registered public accounting firm's report and financial statements in the Fund's annual report dated December 31, 2009, are incorporated by reference into this document. The Fund is proposed to merge with a Wells Fargo Advantage Fund. For additional information about the proposed reorganization impacting your Fund, please see the Fund's prospectus, as supplemented May 1, 2010.

INVESTMENT GOAL

The Fund seeks total return.

FEES AND EXPENSES

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Evergreen funds. More information about these and other discounts is available from your financial professional and in the "Sales Charge Reduction" section on page 16 of the Fund's prospectus and in the "Purchase and Redemption of Shares" section on page 72 of the Fund's statement of additional information ("SAI").

Shareholder Fees (fees paid directly from your investment)
	Class A	Class B	Class C	Class I
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%[1]	None	None	None
Maximum deferred sales charge (load) (as a % of either the redemption amount or initial investment, whichever is lower)	None[1]	5.00%	1.00%	None
1.	Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% if you sell the shares within eighteen months of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
	Class A	Class B	Class C	Class I
Management Fees	0.33%	0.33%	0.33%	0.33%
12b-1 Fees	0.25%	1.00%	1.00%	0.00%
Other Expenses	0.29%	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses	0.43%	0.43%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.30%	2.05%	2.05%	1.05%
1.

The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.

Expense Example. The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
After:	Class A	Class B	Class C	Class I	Class B	Class C
1 Year	$700	$708	$308	$107	$208	$208
3 Years	$963	$943	$643	$334	$643	$643
5 Years	$1,247	$1,303	$1,103	$579	$1,103	$1,103
10 Years	$2,053	$2,187	$2,379	$1,283	$2,187	$2,379

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The Fund seeks total return greater than the GMO Global Balanced Index, a composite benchmark computed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by GMO, which invests its assets in GMO-managed mutual funds ("underlying funds") and may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities (including fixed income securities of any credit quality and having any maturity or duration), and, from time to time, other alternative asset classes. For more information regarding the underlying funds, see "Description of Underlying Funds" in the Fund's prospectus. GMO intends to expose at least 25% of Asset Allocation Trust's assets to fixed income investments and at least 25% of Asset Allocation Trust's assets to equity investments.

Asset Allocation Trust may also invest in certain other investments, including cash or various cash equivalents and other short-term instruments, U.S. government securities and shares of registered investment companies.

Principal Risk Summaries. Because the Fund invests all of its investable assets in Asset Allocation Trust, which, in turn, invests all of its assets in a number of underlying funds, the following principal risks include risks that result from the Fund's indirect investments in the underlying funds. Some of the underlying funds in which the Fund indirectly invests are non-diversified investment companies under the 1940 Act. A decline in the market value of a particular security held by a non-diversified underlying fund may affect its performance more than if the fund was diversified. In addition, some of the underlying funds in which the Fund indirectly invests have a policy that permits those funds to concentrate their investments in particular sectors, industries or countries. An underlying fund that concentrates its investments in a limited number of sectors, industries or countries will be more vulnerable to adverse financial, economic, political or other developments affecting those sectors, industries or countries than a fund that invests its assets more broadly, and the value of the underlying fund's shares may be more volatile. In addition to risks related to general economic conditions that may negatively affect the value of your investment in the Fund, such as market cycles, inflation, and investor sentiment, your investment is subject to the following risks. Please remember that an investment in a mutual fund is: not guaranteed to achieve its investment goal; subject to investment risks, including possible loss of money; not a deposit with a bank; and not insured or guaranteed by the FDIC or any government agency.

  Below Investment Grade Bond Risk. Below investment grade bonds (also known as junk bonds) are subject to greater credit risk and are less likely to be re-paid than are more highly rated bonds, such as investment grade bonds, because, among other things, they are usually issued by companies or entities of less proven or questionable financial strength. They may also be or become illiquid.

  Concentration Risk. A Fund that concentrates its investments in a particular sector or industry is more vulnerable to adverse conditions affecting the sector or industry in which it concentrates and the value of the Fund's shares may be more volatile than a Fund that does not concentrate its investments.

  Credit Risk. The issuer of a debt security or counterparty on certain investments may be unable or unwilling to pay interest and principal when due or meet its obligations to the Fund. The value of an investment may decline if its issuer or the Fund's counterparty defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by the Fund's investment advisor(s). Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests. In addition, use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise comply with the terms of the contract.

  Emerging Markets Risk. Emerging market countries may rely disproportionately on international trade involving a limited number of products or materials and could be adversely affected by the economic conditions in the countries with which they trade. The risks of investing in emerging markets also include greater political and economic uncertainties than in developed foreign markets, the risk of nationalization, diplomatic developments (including war), social instability, currency transfer restrictions, and a more limited number of potential buyers for investments.

  Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. A Fund may enter into foreign currency futures contracts and foreign currency exchange contracts to manage this risk.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Fund-of-Funds Risk. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds and Asset Allocation Trust.

  Interest Rate Risk. When interest rates go up, the value of debt securities tends to fall. When interest rates go down, interest earned on debt securities may decline. The longer the terms of the debt securities held by the Fund, the more the Fund is subject to interest rate risk.

  Growth Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. Growth stocks in particular tend to be sensitive to changes in earnings and more volatile than other types of stocks, particularly over the short term, and may be more expensive relative to their earnings or assets than other stocks.

  Large Shareholder Risk. If a large shareholder of an underlying fund modifies its investment in an underlying fund, the underlying fund may have to sell portfolio securities in order to satisfy redemption requests or purchase portfolio securities in order to invest cash. Such transactions may accelerate the realization of taxable income by shareholders and could adversely affect an underlying fund's performance.

  Leverage Risk. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates or other factors.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Market Disruption and Geopolitical Risk. Geopolitical events such as wars and terrorist attacks, as well as other changes in foreign and domestic economic and political conditions, could adversely affect the individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments, and could make it more difficult for the Fund to stay fully invested in an asset class or implement its investment program for a period of time.

  Mortgage- and Asset-Backed Securities Risk. The values of mortgage- and asset-backed securities are extremely sensitive to the rate of prepayments and defaults on the underlying mortgages or obligations, and to changes in interest rates. In addition, these securities may be issued by private issuers that are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. Small- and medium-sized companies may also be dependent on a small management group and may have little or no operating history or track record of success.

  Stock Market Risk. The value of your investment is affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Value Style Investment Risk. Different types of securities - such as growth style or value style securities - tend to perform differently than the market as a whole and may shift into and out of favor with investors depending on changes in market and economic conditions. With respect to value stocks, if a Fund's portfolio manager incorrectly believes that a company is undervalued in the market, or if the market does not come to recognize the value of such company, the price of the stock may fall or may not rise to the level anticipated. In addition, value stocks may lose value more quickly than other stocks in periods of anticipated economic downturn.

Performance. The following bar chart and table illustrate how the Fund's returns have varied from year to year and compare the Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information is available at EvergreenInvestments.com. The bar chart does not reflect applicable sales charges, if any; if it did, returns would be lower than those shown.

Year-by-Year Total Return for Class A Shares (%)1

Highest Quarter: 2nd Quarter 2003	+12.82%
Lowest Quarter: 4th Quarter 2008	-11.80%
Year-to-date total return as of 3/31/2010 is +1.78%

Average Annual Total Returns for the periods ended 12/31/2009
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/29/1996	16.99%	3.16%	6.24%
Class A (after taxes on distributions)	7/29/1996	16.04%	1.44%	4.51%
Class A (after taxes on distributions and the sale of Fund Shares)	7/29/1996	11.04%	1.95%	4.48%
Class B (before taxes)	10/3/2002	18.14%	3.32%	6.49%
Class C (before taxes)	10/3/2002	22.08%	3.63%	6.33%
Class I (before taxes)	10/3/2002	24.40%	4.66%	7.08%
GMO Global Balanced Index (reflects no deduction for fees, expenses, or taxes)[3]		24.48%	3.34%	2.58%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)		5.93%	4.97%	6.33%
MSCI ACWI Index (Net) (reflects no deduction for fees, expenses, or taxes)		34.63%	3.10%	0.42%
1.

Historical performance shown for Classes B, C and I prior to their inception is based on the performance of Class A. Historical performance for Class A prior to 10/3/2002 is based on the performance of Class III of the Fund's predecessor fund, GMO Global Balanced Allocation Fund. Expenses of the GMO Fund were lower than the expenses the Fund incurs, in part because the GMO Fund did not pay 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay 12b-1 fees. If the GMO Fund had incurred expenses at the same rate as the Fund does, the performance shown in the table above would have been lower. See "Adjusted Average Annual Total Return."

2.

After-tax returns are shown for only one class and after-tax returns for other classes will vary. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts.

3.

The GMO Global Balanced Index (GMOGBI) is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGBI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the BCABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (BCABI). Effective May 1, 2007, the GMOGBI consists of (1) the MSCI ACWI; and (2) the BCABI in the following proportions: 65% (MSCI ACWI), and 35% (BCABI).

FUND MANAGEMENT

Investment Advisor	Sub-advisor	Portfolio Manager, Title/Year Joined Fund
Evergreen Investment Management Company, LLC	N/A	Ben Inker, Director of Asset Allocation for GMO1/1996
1.

The Fund invests all of its assets directly in Asset Allocation Trust, for which GMO serves as investment advisor. Mr. Inker, an employee of GMO, is responsible for coordinating the portfolio management of Asset Allocation Trust.

PURCHASE AND SALE OF FUND SHARES

Account Minimums (some restrictions and exceptions apply)
	Minimum Initial Purchase of Classes A, B and C shares	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000	$1,000,000	None
IRAs	$1,000	N/A	None
Systematic Investment Plan	$500	N/A	$50 (for Classes A and C)

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open for regular trading by mail (Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400), by telephone at 1.800.343.2898, or through an investment professional.

TAX INFORMATION

The Fund will normally distribute its net investment income and net realized capital gains to shareholders. These distributions will be taxed as either ordinary income or as capital gains unless the shares are held through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or a representative from your financial intermediary for more information.

586971 (05/10)

Link to Statutory Prospectus	Link to Statement of Additional Information	Link to Annual Report